UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 12, 2005

                         Meditech Pharmaceuticals, Inc.
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             (Exact name of registrant as specified in its charter)


         Nevada                     000-12561                     95-3819300
 ----------------------       -------------------             -----------------
(State of Incorporation)     (Commission File No.)           (IRS Employer
                                                             Identification No.)

          10105 E. Via Linda, #103, PMB-382, Scottsdale, Arizona 75240
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (480) 614-2874
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.02.    Unregistered Sale of Equity Securities and

     On January 12, 2005, Registrant issued (a) non-qualified options to purchase 750,000 shares of common stock of Registrant to Gerald N. Kern in exchange for the cancellation of $1,882,440.40 principal amount of accrued salary owed to Gerald N. Kern that was due on demand, and (b) non-qualified options to purchase 750,000 shares of common stock of Registrant to Cynthia S. Kern in exchange for the cancellation of $535,863.50 principal amount of accrued salary owed to Cynthia S. Kern that was due on demand. The exercise price of the non-qualified options issued to Gerald N. Kern and Cynthia S. Kern is $0.001 per share of common stock. The trading price of Registrant's common stock on the over-the-counter Bulletin Board on January 12, when the transactions were agreed to in principle, was $0.00. The form of Non-Qualified Stock Option Agreement pursuant to which the non-qualified options to purchase shares of common stock of Registrant were granted to Gerald N. Kern and Cynthia S. Kern is filed herewith as Exhibit 99.1. The Debt Exchange Agreement pursuant to which Registrant cancelled its debt to Gerald N. Kern and Cynthia S. Kern in exchange for non-qualified options to purchase its shares of common stock is filed herewith as Exhibit 99.2.

     Mr. Kern and Mrs. Kern are affiliates of the Registrant. Gerald N. Kern is the CEO of Registrant and Cynthia S. Kern is a director of Registrant. The terms of the exchange were approved by a dis-interested majority of Registrant's board of directors, who concluded that the transaction was fair to Registrant and its stockholders for reasons including:

          o The relief from the obligation to accrue additional interest and repay the debt; and

          o The beneficial effect of the exchanges on the Company's balance sheet.

ITEM 9.01.    Financial Statements and Exhibits.

     (c)  Exhibits

          1.   Form of Non-Qualified Stock Option Agreement.

          2.   Debt Exchange Agreement dated January 12, 2005.


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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                         MEDITECH PHARMACEUTICALS, INC.
                                            (Registrant)



January 12, 2005                            By:  /s/  G.N. Kern
                                               --------------------------------
                                                      G.N. Kern
                                                      Chief Executive Officer


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                                  EXHIBIT INDEX

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 Exhibit #                         Description
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    99.1    Form of Non-Qualified Stock Option Agreement
    99.2    Debt Exchange Agreement dated January 12, 2005.
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